Summary Prospectus 2014 BMO Pyrford International Stock Fund

Class Y MISYX	Class I MISNX	Class A BPIAX	Class R3 BISDX	Class R6 BISGX	As of December 29, 2014, as supplemented April 7, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/international. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Sales Charge” on page 113 of this Prospectus and under “How to Buy Shares – Waivers and Reductions of Sales Charges – Class A Shares” beginning on page 114 of this Prospectus and “How to Buy Shares” beginning on page B-43 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses(2)	0.53%	0.28%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses	1.27%	1.02%	1.27%	1.52%	0.87%
Fee Waiver and Expense Reimbursement(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.24%	0.99%	1.24%	1.49%	0.84%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	“Other Expenses” for the Class A, R3, and R6 shares are based on estimated amounts for the current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$126	$101	$620	$152	$86
3 Years	$400	$322	$880	$490	$287
5 Years	$694	$560	$1,159	$852	$506
10 Years	$1,531	$1,245	$1,955	$1,871	$1,135

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion.

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Summary Prospectus 2014 BMO Pyrford International Stock Fund

Class Y MISYX	Class I MISNX	Class A BPIAX	Class R3 BISDX	Class R6 BISGX	As of December 29, 2014, as supplemented April 7, 2015

The Fund’s sub-adviser is Pyrford International Ltd. (“Pyrford”). Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).

In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2012-2013)

*	The bar chart does not reflect the payment of any sales charges. If these charges had been reflected, the returns shown would have been lower.

The return for the Class Y shares of the Fund from January 1, 2014 through September 30, 2014 was 2.75%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2013	7.05%
Worst quarter	6/30/2012	(3.01)%

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Summary Prospectus 2014 BMO Pyrford International Stock Fund

Class Y MISYX	Class I MISNX	Class A BPIAX	Class R3 BISDX	Class R6 BISGX	As of December 29, 2014, as supplemented April 7, 2015

Average Annual Total Returns through 12/31/13(1)

	1 Year	Since Inception
Class Y (Inception 12/29/11)
Return Before Taxes	14.91%	15.12%
Return After Taxes on Distributions	14.37%	14.75%
Return After Taxes on Distributions and Sale of Fund Shares	9.02%	11.93%
Class I (Inception 12/29/11)
Return Before Taxes	15.21%	15.44%
EAFE (reflects no deduction of fees, expenses or taxes)	22.78%	20.71%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	21.05%	20.16%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares do charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2011.

Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific, joined Pyrford in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $2,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and R6 shares by contacting BMO Funds U.S. Services. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO Pyrford International Stock Fund

Class Y MISYX	Class I MISNX	Class A BPIAX	Class R3 BISDX	Class R6 BISGX	As of December 29, 2014, as supplemented April 7, 2015

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